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                                                      (SELIGMAN INVESTMENT LOGO)

                     PROSPECTUS SUPPLEMENT -- MARCH 1, 2010

Seligman Growth Fund, Inc. (the Fund) (prospectus dated March 1, 2010) SL-9908-99 A (3/10)

On September 30, 2009, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, the Fund's investment manager (RiverSource), announced the acquisition of the long-term asset management business of Columbia Management Group, LLC, and its affiliated companies (Columbia) (the Columbia Transaction). The Columbia Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the "Closing").

In connection with the anticipated integration of the long-term asset management businesses of Columbia and RiverSource following the Closing, RiverSource has determined that the Fund's portfolio managers primarily responsible for overseeing the Fund's investments, effective upon and subject to the Closing, will be as follows:

JOHN T. WILSON, CFA

Director of Columbia Management Advisors, LLC; associated with Columbia Management Advisors, LLC or its predecessors as an investment professional since July 2005. Prior to July 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street

Research and Management from May 1996 to July 2005.

PETER DEININGER

Director of International Research for Columbia Management Advisors, LLC; associated with Columbia Management Advisors, LLC or its predecessors as an investment professional since October 2002.

Pending the Closing, each of the portfolio manager(s) set forth in the Fund's prospectuses is expected to continue in his or her current role through and until the Closing.


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SL-9908-6 A (3/10)